UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

HUGHES SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 8, 2005, Hughes Supply Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for its fiscal quarter ended January 31, 2005 and for the fiscal year then ended. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1         Press Release of Hughes Supply, Inc. dated March 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005

Hughes Supply, Inc.

By:	/s/ David Bearman
David Bearman Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)